UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2018 (November 16, 2018)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-178697	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Dismissal of Litigation

On November 16, 2018, the US District Court for the District of Massachusetts dismissed all remaining claims against all defendants in the litigation against Tecogen Inc. (the "Company"), and its affiliates, including American DG Energy Inc. ("ADGE"), the directors of ADGE, John Hatsopoulos, George Hatsopoulos, and Benjamin Locke, relating to the merger of ADGE with and into a subsidiary of the Company in the case titled Vardakas v. American DG Energy, Inc., Case No. 17-CV-10247(LTS).

The case was originally filed in February 2017 in Massachusetts state court by William C. May ("May"), individually and on behalf of the other shareholders of ADGE as a class. The action was commenced in the Business Litigation Session of the Superior Court of the Commonwealth of Massachusetts, Civil Action No. 17-0390. Plaintiff May voluntarily dismissed the state court case on May 31, 2017 and consolidated that case with the case filed by plaintiff Lee Vardakas on May 15, 2017 in US District Court for the District of Massachusetts alleging violations of federal securities laws and breaches of fiduciary duties to minority shareholders of ADGE in connection with the merger of ADGE with a subsidiary of the Company. The US District Court dismissed all federal securities law claims in the case on March 2, 2018. On November 16, 2018 the remaining state law claims alleging breaches of fiduciary duties to minority shareholders, and aiding and abetting breaches of fiduciary duties, were dismissed on the basis of the defendants' Motion for Judgment on the Pleadings. Plaintiff's motion for class certification was also dismissed on November 16, 2018.

The information contained in this Item 8.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
November 19, 2018	Bonnie Brown, Principal Financial & Accounting Officer